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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2003 relating to the financial statements and financial statement schedule of Helix Technology Corporation, which appears in Helix Technology Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts April 18, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS